SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2011

HIGHLANDS BANKSHARES, INC.
(Exact name of registrant as specified in its charter)

West Virginia	0-16761	55-0650793
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or organization		Identification No.)

P.O. Box 929
Petersburg, WV	26847
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (304) 257-4111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously Satisfy the filing obligation of the registrant under any of the following provisions:

_____	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425

_____	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

_____	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

_____	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                Submission of Matters to a Vote of Security Holders

On May 10, 2011 the Company held its annual meeting of stockholders. The following items were approved by the shareholders by the required majority or plurality.

1)	Election of the Board of Directors as proposed in the Proxy material, without any additions or exceptions

	Votes For	Withhold Authority
Alan L. Brill	823,592	78,398
Morris M. Homan, Jr.	879,252	22,738
Kathy G. Kimble	862,032	39,958
John G. Van Meter	879,252	22,738
George L. Ford	879,252	22,738

2)	Ratification of Smith Elliott Kearns & Company, LLC as Independent Registered Public Accountant for 2011.

Votes For	Votes Against	Abstentions
873,178	0	28,812

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIGHLANDS BANKSHARES, INC.
(Registrant)

/s/Jeffrey B. Reedy
Jeffrey B. Reedy, Chief Financial Officer

May 16, 2011